UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019 (October 15, 2019)

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

15th Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market
6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Item 2.02. Results of Operations and Financial Condition.

Set forth below are certain preliminary estimates of Investcorp Credit Management BDC, Inc.’s (the “Company”, “we” or “our”) financial condition and results of operations for the three months ended September 30, 2019. These estimates are subject to the completion of financial closing procedures and are not a comprehensive statement of our financial results for the three months ended September 30, 2019. We advise you that this information is inherently uncertain. Our actual results for the three months ended September 30, 2019 may differ materially from these estimates, which are given only as of October 15, 2019, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in interest rates, changes in the businesses to whom we have made loans or market and industry fluctuations, which may arise between now and the time that our financial results for the three months ended September 30, 2019 are finalized.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither RSM US LLP, our independent registered public accounting firm, nor any other independent accountants has audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, RSM US LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

As of October 15, 2019, we estimate that the range of our net investment income per share was between $0.20 and $0.25 for the three months ended September 30, 2019.

As of October 15, 2019, we estimate that the range of our net asset value per share as of September 30, 2019 was between $10.17 to $10.26.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2019	INVESTCORP CREDIT MANAGEMENT BDC, INC.

By: /s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer

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